SUMMARY PROSPECTUS	October 1, 2022

Horizon ESG & Defensive Core Fund

Advisor Class: HESAX

Institutional Class: HESIX

Investor Class: HESGX

Before you invest, you may want to review the Prospectus for the ESG Defensive Fund (as defined below), which contains more information about the ESG Defensive Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2022, are incorporated by reference into this Summary Prospectus. You can find the ESG Defensive Fund’s Prospectus, SAI, reports to shareholders, and other information about the ESG Defensive Fund online at www.horizonmutualfunds.com/esg-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon ESG & Defensive Core Fund (the “ESG Defensive Fund”) is to seek to generate comparable returns, before fees and expenses, to an index that is designed to measure the performance of the large and mid-cap segments of the U.S. market and that screens companies with regards to certain ESG criteria for the equity portion of the Fund’s portfolio, while mitigating downside risk by allocating a portion of the Fund’s portfolio to a risk overlay strategy (the “Risk Assist® strategy”).

Fees and Expenses of the ESG Defensive Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the ESG Defensive Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees(1)	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(2)	0.28%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.21%	0.92%	1.02%
Fee Waiver and Expense Reimbursements(3)	-0.08%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment(4)	1.13%	0.89%	0.99%

(1)	The expense information in this table has been restated to reflect the current management fees and expense cap, effective October 1, 2022.
(2)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(3)

The ESG Defensive Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the ESG Defensive Fund, at least until December 31, 2023, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.87% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

(4)

Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the ratio to average net assets included in the Active Dividend Fund’s financial highlights section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses, but includes the expense reductions generated when the Active Dividend Fund loaned its portfolio securities.

Example: This Example is intended to help you compare the cost of investing in the ESG Defensive Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the ESG Defensive Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the ESG Defensive Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through December 31, 2023. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$115	$368	$649	$1,451
Institutional Class	$91	$287	$503	$1,126
Investor Class	$101	$319	$557	$1,242

Portfolio Turnover. The ESG Defensive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the ESG Defensive Fund’s performance. During the fiscal period ended November 30, 2021, the ESG Defensive Fund’s portfolio turnover rate was 29% of the average value of the portfolio.

Principal Investment Strategies of the ESG Defensive Fund

The ESG Defensive Fund seeks to achieve its investment objective by utilizing two strategies: (1) the ESG Strategy; and (2) the Risk Assist® Strategy. The ESG Strategy seeks to track the performance of the MSCI USA ESG Leaders Index (the “Index”), while the Risk Assist® Strategy is an actively managed risk reduction strategy intended to guard against large declines in the Fund’s equity portfolio. Horizon will determine how to allocate the ESG Defensive Fund’s assets between the ESG Strategy and the Risk Assist® Strategy. Under normal circumstances, substantially all (at least 80%) of the value of Fund’s net assets will be invested in a combination of equity securities included in the Index and Defensive Investments (as defined below).

ESG Strategy. The ESG Strategy seeks to track the performance of the Index. The Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. The Index consists of large and mid-capitalization companies in the US market. The Index uses MSCI ESG Ratings, MSCI ESG Controversies and MSCI Business Involvement Screening Research, each of which is provided by MSCI ESG Research Inc., a subsidiary of MSCI, Inc. (the “Index Provider”) to determine the securities that comprise the Index.

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MSCI ESG Ratings provides research, analysis and ratings of how well companies manage their ESG risks and opportunities. MSCI ESG Ratings provides a company with an overall ESG rating on a seven point scale, from ‘AAA’ to ‘CCC.’

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MSCI ESG Controversies provides assessments of controversies concerning the negative environmental, social, and/or governance impact of company operations, products and services. MSCI ESG Controversies Score falls on a 0-10 scale, with “0” being the most severe controversy.

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MSCI ESG Business Involvement Screening Research (MSCI ESG BISR) screens companies for involvement in specific business activities which have high potential for negative social and/or environmental impact, such as alcohol, gambling, tobacco, nuclear power, fossil fuel extraction, thermal coal power, conventional weapons, nuclear weapons, controversial weapons and civilian firearms, are ineligible for inclusion.

Companies that are not existing constituents of the Index must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 3 or above to be eligible. Current constituents of the Index must have an MSCI ESG Rating of ‘BB’ or above and an MSCI ESG Controversies Score of 1 or above to be eligible. In addition, companies showing qualifying involvement in alcohol, gambling, tobacco, nuclear power, civilian firearms, fossil fuels extraction, thermal coal power and weapons based on the MSCI ESG BISR are excluded from the Index. The final Index is constructed by selecting, from the screened securities, the highest ESG rated companies by sector, targeting a representation of 50% market capitalization of each sector. The Index Provider conducts a quarterly review to ensure that all securities represented in the Index continue to meet the applicable ESG standards. The Index is also rebalanced quarterly. The ESG Defensive Fund generally rebalances its portfolio in accordance with the Index. The ESG Defensive Fund expects to invest in equity securities included in the Index in weightings that approximate the relative composition of the securities contained in the Index. However, the ESG Defensive Fund has adopted a fundamental investment policy not to concentrate its investments in a particular industry or group of industries, therefore to the extent the Index is concentrated, the ESG Defensive Fund will deviate from the composition of the Index.

Risk Assist® Strategy. Under the Risk Assist® strategy, Horizon continually measures market conditions with a specific focus on characteristics that indicate abnormal or severe risk conditions (such as increases in market volatility and decreases in global equity markets), in order to apply a proprietary process that prompts a risk reduction of the portfolio. The ESG Defensive Fund typically executes this strategy by investing up to 100% of the ESG Defensive Fund’s portfolio in U.S. Treasuries or other cash equivalents, which may include, without limitation, U.S. Treasury-focused securities, which may include, without limitation, Treasury bonds, Treasury notes, Treasury Inflated Protection Securities (collectively, “U.S. Treasury Securities”); exchange traded options on U.S. Treasury Securities; repurchase agreements fully collateralized by U.S. Treasury Securities; and money market instruments, including obligations of U.S. and foreign banks, corporate obligations, U.S. government securities, municipal securities, repurchase agreements and asset-backed securities, paying a fixed, variable or floating interest rate (collectively, “Cash Equivalents”); or money market funds or ETFs that invest in Cash Equivalents (collectively “Defensive Investments”). The ESG Defensive Fund may invest in U.S. Treasury Securities without regard to maturity or duration.

Although Horizon may elect to allocate 100% of the ESG Defensive Fund’s assets to the Risk Assist® strategy, it is not required to. Instead, Horizon employs the Risk Assist® strategy in stages, and Horizon may elect to allocate between 0% and 100% of the ESG Defensive Fund’s assets to the Risk Assist® strategy, depending on Horizon’s determination of current market risk.

The Risk Assist® algorithm includes a process by which it systematically attempts to protect investment gains within the portfolio based on Horizon’s measures of perceived risk. The result of this process is referred to as a “ratchet”. To implement the ratchet, Horizon first determines the lowest portfolio value that the algorithm is calculated to accommodate during any 12-month period. As the Risk Assist® strategy portfolio value grows (typically when the portfolio has experienced 3-5% of appreciation, depending on market conditions), the Risk Assist® algorithm will increase (i.e., “ratchet” up) the value of the loss tolerance limit in an attempt to protect those gains.

Principal Risks of the ESG Defensive Fund

Many factors affect the ESG Defensive Fund’s performance. The ESG Defensive Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector and geographic location of the securities in which the ESG Defensive Fund invests. The ESG Defensive Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the ESG Defensive Fund.

ESG Investing Risk. Investing primarily in investments that meet ESG criteria carries the risk that the ESG Defensive Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of companies and, therefore, may underperform funds that are not ESG funds. ESG research and ratings are generally based on information that is publicly available and/or provided by the companies themselves or by third parties. Such information may be unavailable or unreliable and, with respect to information provided by third parties, may be based on criteria that differs among data providers.

Index Risk. The ESG Defensive Fund’s ESG Strategy is linked to an Index maintained by the Index Provider that is unaffiliated with Horizon and that exercises complete control over the Index. The ESG Defensive Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the ESG Strategy portion of the ESG Defensive Fund is not “actively” managed, unless a specific security is removed from the Index, the ESG Defensive Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on the ESG Defensive

Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance.

Risk Assist® Strategy Risk. The ability of the ESG Defensive Fund to meet its investment objective is directly related to Horizon’s ability to effectively allocate Fund assets to, and otherwise implement, the Risk Assist® strategy. Implementing the ESG Defensive Fund’s Risk Assist® strategy may result in periods of time when the ESG Defensive Fund is invested primarily (or entirely) in Cash Equivalents (as opposed to equity securities). There can be no guarantee that the Risk Assist® strategy, including the ratchet function, will be successful in preventing losses in the ESG Defensive Fund’s portfolio. Because the Risk Assist® strategy may be implemented in stages, the ESG Defensive Fund may have market exposure during times when the Risk Assist® strategy is being implemented. To the extent that the Risk Assist® strategy is implemented, the ESG Defensive Fund will likely not benefit from capital appreciation or income from the equity markets. To the extent that the Risk Assist® strategy is not implemented in a timely manner, the ESG Defensive Fund may underperform. The ESG Defensive Fund’s portfolio managers analysis of economic trends, or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The ESG Defensive Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, lead to trading restrictions and halts. During those periods, the ESG Defensive Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the ESG Defensive Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Quantitative Model Risk. The Risk Assist® strategy relies heavily on quantitative models and the analysis of specific metrics to construct and implement the Risk Assist® strategy portion of the ESG Defensive Fund. The impact of these metrics on performance can be difficult to predict. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in determining the weighting of particular investments in the ESG Defensive Fund’s portfolio. Any of these factors could cause the ESG Defensive Fund to underperform funds with similar strategies that do not utilize quantitative analysis.

Turnover Risk. As a result of its trading strategies, the ESG Defensive Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the ESG Defensive Fund, and may also result in the realization of short-term capital gains. The ESG Defensive Fund must generally distribute realized capital gains to shareholders, increasing the ESG Defensive Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Domestic Strategy Risk. Because the ESG Defensive Fund will invest primarily in securities of U.S. issuers, the ESG Defensive Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the ESG Defensive Fund has exposure, and the ESG Defensive Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed-income securities. The market price of equity securities owned by the ESG Defensive Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Fixed-income Risk. The ESG Defensive Fund will be subject to fixed-income risks to the extent that the ESG Defensive Fund implements the Risk Assist® strategy. The value of investments in fixed-income securities, options on fixed-income securities and securities in which the underlying investments are fixed-income securities, are expected to fluctuate with changes in interest rates.

Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the ESG Defensive Fund or its underlying investments. Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment. Issuers may default on interest and principal payments. Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Focus Risk. To the extent that the ESG Defensive Fund focuses its investments in particular asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those asset classes or sectors may have a significant impact on the ESG Defensive Fund’s performance.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the ESG Defensive Fund to underperform investments that focus on small or mid-cap companies.

Mid-Capitalization Company Risk. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the ESG Defensive Fund’s service providers or counterparties, issuers of securities held by the ESG Defensive Fund, or other market participants may adversely affect the ESG Defensive Fund and its shareholders, including by causing losses for the ESG Defensive Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the ESG Defensive Fund by showing the ESG Defensive Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the ESG Defensive Fund’s average annual returns compare with those of a broad measure of market performance. The ESG Defensive Fund’s past performance, before and after taxes, is not necessarily an indication of how the ESG Defensive Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

The ESG Defensive Fund’s year-to-date return through June 30, 2022 is -17.67%.

During the period shown in the bar chart, the best performance for a quarter was 13.69% (for the quarter ended December 31, 2020). The worst performance was -13.19% (for the quarter ended March 31, 2020).

ESG Defensive Fund
Average Annual Total Returns

For the periods ended December 31, 2021	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	27.41%	24.22%
Return After Taxes on Distributions	26.37%	23.10%
Return After Taxes on Distributions and Sale of Fund Shares	16.45%	18.47%
Advisor Class
Return Before Taxes	27.21%	24.26%
MSCI USA Index (reflects no deduction for fees, expenses or taxes)**	26.97%	23.79%
MSCI USA ESG Leaders Index (reflects no deduction for fees, expenses or taxes)**	31.73%	24.73

*

Investor Class shares commenced operations on December 26, 2019. Advisor Class shares commenced operations on January 8, 2020. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

**

Effective as of October 1, 2022, the MSCI USA ESG Leaders Index is the ESG Defensive Fund’s primary index. Prior to October 1,2022 the ESG Defensive Fund compared its performance to the MSCI USA Index, which is now the secondary benchmark. The primary benchmark was changed in connection with the change in the ESG Defensive Fund’s ESG Strategy to an index tracking strategy.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the ESG Defensive Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 616 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the U S. Index returns do not reflect the effects of fees or expenses. Investors cannot directly invest in an index. The MSCI USA ESG Leaders Index is designed to measure the performance of the large and mid-cap segments of the U.S. market through investing in U.S. common stocks screened by the Index Propvider with regard to certain ESG criteria.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the ESG Defensive Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC serves as the investment adviser to the ESG Defensive Fund.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, and Mike Dickson, Ph.D., Head of Research and Product Development of Horizon, share responsibility for the day-to-day management of the ESG Defensive Fund as Co-Portfolio Managers. Each has been a Co-Portfolio Manager of the ESG Defensive Fund since its inception in December 2019.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the ESG Defensive Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the ESG Defensive Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the ESG Defensive Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the ESG Defensive Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The ESG Defensive Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the ESG Defensive Fund through a broker-dealer or other financial intermediary (such as a bank), the ESG Defensive Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the ESG Defensive Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.